Filed Pursuant to Rule 497(a)

Registration No. 333-269628

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Oaktree Specialty Lending Corporation (“Oaktree Specialty Lending”) (NASDAQ: OCSL) (rated Baa3 (Stable) by Moody’s / BBB- (Stable) by Fitch)* has asked BofA Securities, J.P. Morgan, RBC Capital Markets and SMBC Nikko to arrange a series of fixed income investor update calls on Monday, August 7th. BofA Securities will be coordinating logistics. An SEC registered transaction may follow subject to market conditions.

The company will be represented by:

Armen Panossian, Chief Executive Officer and Chief Investment Officer

Matt Pendo, President

Matt Stewart, Chief Operating Officer

Call Slots on Monday, August 7th:

11:00am-11:45am ET

12:00pm-12:45am ET

1:00pm- 1:45pm ET

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Oaktree Specialty Lending before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Oaktree Specialty Lending and should be read carefully before investing.

This announcement is not an offer to sell any securities of Oaktree Specialty Lending and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted. * Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Oaktree Specialty Lending’s shelf registration statement is on file with and has become effective. In the event that Oaktree Specialty Lending conducts an offering of securities in the future, you may obtain a copy of the prospectus supplement and accompanying prospectus for the offering by visiting EDGAR on the SEC website at www.sec.gov, or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.